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                                                                 EXHIBIT 10.3(e)

                      SEVENTH AMENDMENT TO CREDIT AGREEMENT

                  THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (the "Amendment") dated and effective as of December ____, 2003, is made by and among FREEMARKETS, INC., a Delaware corporation (the "Borrower"), the Banks (as hereinafter defined), SILICON VALLEY BANK, individually and in its capacity as Syndication Agent (the "Syndication Agent"), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Banks (hereinafter referred to in such capacity as the "Agent").

                              W I T N E S S E T H:

         WHEREAS, reference is made to that certain Credit Agreement, dated as of November 3, 2000, by and among Borrower, the Banks from time to time party thereto, the Syndication Agent, and the Agent, as amended by a First Amendment thereto dated as of December 8, 2000, a Second Amendment thereto dated as of February 7, 2001, a Third Amendment thereto dated as of October 31, 2001, a Fourth Amendment thereto dated as of October 10, 2002, a Fifth Amendment thereto dated as of December 26, 2002, and a Sixth Amendment thereto dated as of February 28, 2003 (as so amended, the "Credit Agreement"); and

         WHEREAS, the parties hereto desire to amend certain terms of the Credit Agreement as hereinafter provided.

         NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

         1.       Definitions.

         Capitalized terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement as amended by this Amendment.

         2.       Amendment of Credit Agreement.

                  (a) The definition of EBITDA as set forth in Section 1.1 [Certain Definitions.] of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "EBITDA shall mean for any fiscal quarter, determined for the Borrower and its Subsidiaries in accordance with GAAP on a consolidated basis, the net income for such quarter (as a positive number) adjusted as follows: (i) increased by adding back to such amount, the amount of each of the following expenses actually deducted during such fiscal quarter in the determination of such net income: interest expense, income taxes, depreciation, amortization and noncash items of expense; (ii) if the fiscal quarter for which EBITDA is being determined is the fiscal quarter of the Borrower ended December 31, 2003, then increased by

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                  adding back to such amount, the amount equal to the lesser of
                  (y) $5,200,000, and (z) the actual amount of non-recurring charges related to the closing of the Borrower's Brussels, Belgium operations and write off of future lease obligations related to the abandonment of the 28th floor in FreeMarkets Center, which charges are actually deducted during such fiscal quarter in the determination of such net income; and (iii) reduced by subtracting from such amount the amount of non-cash income actually included during such fiscal quarter in the determination of such net income."

                  (b) Section 1.1 [Certain Definitions.] of the Credit Agreement is hereby amended to insert, between the definitions of "Borrower" and "Borrowing Base" the following new definition of "Borrower's Investment Policy":

                  "Borrower's Investment Policy shall mean the Investment Policy Guidelines of FreeMarkets Investment Company, Incorporated, a wholly-owned Subsidiary of the Borrower, dated as of November 13, 2003, as amended, modified, supplemented or restated from time to time as permitted by Section 8.2.20 [Restrictions on Amendments to Borrower's Investment Policy.] , which policy is applicable to the Borrower and its Subsidiaries."

                  (c) Clause (iv) of Section 8.2.4 [Loans and Investments.] of the Credit Agreement is hereby amended and restated to read as follows:

                  "(iv) the following permitted investments: (a) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency, state or instrumentality thereof; (b) bank obligations, including certificates of deposit, bank notes and bankers acceptances when issued by banks whose long-term debt is rated "A" or higher by Moody's or Standard & Poor's and whose short-term obligations are rated "P1" or higher or "A1" or higher by Moody's or Standard & Poor's, respectively; (c) corporate obligations, including notes rated "A" or higher by Moody's or Standard & Poor's and commercial paper rated "P1" or higher or "A1" or higher by Moody's or Standard & Poor's, respectively;
                  (d) repurchase agreements collateralized at a minimum of 102% with U.S. Treasury securities or other securities rated "AAA" or equivalent by Moody's " or Standard & Poor's; (e) money market mutual funds over $1 billion in assets, with a historically constant dollar net asset value, substantially consisting of acceptable securities as stated above in this clause (iv); (f) mutual funds with fluctuating net asset values substantially consisting of acceptable securities as stated above in this clause (iv); provided, that the asset weighted average durations may not exceed 12 months; provided, further, that not more than $50,000,000 or 25% of the total amount of investable cash of the Loan Parties, whichever is less, may be invested at any one time in such mutual funds;
                  (g) adjustable rate preferred stock rated "Aa2" or higher or "AA" or higher by Moody's or Standard & Poor's, respectively; provided, that the maximum effective maturity of individual securities may not exceed 24 months, and the average maturity of all securities purchased may not exceed 12 months; provided, further, that not more than $50,000,000 or 25% of the total amount of investable cash, whichever is less, may

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                  be invested at any one time in adjustable rate preferred
                  stock; or (h) so long as cash of the Borrower in an amount (such amount being hereinafter referred to in this clause (iv) as the "Threshold Amount") equal to or exceeding one hundred twenty five percent (125%) of the Commitments is either held in cash or has been invested in investments otherwise permitted by items (a) through and including (g) of this clause (iv), then cash in excess of the Threshold Amount may be invested in other investments which are made in accordance with the Borrower's Investment Policy;"

                  (d) Section 8.2 [Negative Covenants] is hereby amended by adding thereto the following new Section 8.2.20 [Restrictions on Amendments to Borrower's Investment Policy] as follows:

                  "8.2.20 Restrictions on Amendments to Borrower's Investment Policy.

                  The Borrower shall not and shall not permit any of its Subsidiaries to amend, modify, supplement or restate the Borrower's Investment Policy without providing at least 10 Business Days prior notice thereof to the Agent and each of the Banks (together with a copy of the proposed amendment, modification, supplement or restatement) and, in the event that such amendment, modification, supplement or restatement would be materially adverse to the Borrower or any Subsidiary of the Borrower, the Agent or any Bank, as determined by the Required Banks in their reasonable discretion, obtaining the prior written consent of the Required Banks, which consent shall not be unreasonably withheld."

         3. Conditions of Effectiveness of this Amendment. The effectiveness of this Amendment is expressly conditioned upon satisfaction of each of the following conditions precedent:

                  (a) Fees and Expenses. The Borrower shall pay or cause to be paid to the Agent for itself and for the account of the Banks the reasonable costs and expenses of the Agent and the Banks including, without limitation, reasonable fees of the Agent's counsel in connection with this Amendment.

                  (b) No Default. Confirmation of Representations and Warranties, etc. As of the date hereof after giving effect hereto, no Event of Default or Potential Default shall have occurred. The Borrower by executing this Amendment hereby certifies and confirms that as of the date hereof and after giving effect to this Amendment: (a) the execution, delivery and performance of this Amendment and any and all other documents executed and/or delivered in

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connection herewith have been authorized by all requisite corporate action on the part of the Borrower and will not violate the Borrower's articles of incorporation or bylaws, (b) no Event of Default or Potential Event of Default has occurred or would result from the execution, delivery and performance of this Amendment, (c) the representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as though made by the Loan Parties on such date (except representations and warranties which relate solely to an earlier date or time), and (d) the Credit Agreement (as amended by a First Amendment thereto dated as of December 8, 2000, a Second Amendment thereto dated as of February 7, 2001, a Third Amendment thereto dated as of October 31, 2001, a Fourth Amendment thereto dated as of October 10, 2002, a Fifth Amendment thereto dated as of December 26, 2002, a Sixth Amendment dated February 28, 2003 and this Amendment) and all other Loan Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof.

                  (c) Confirmation of Guaranty. Each of the Guarantors shall have executed the Confirmation of Guaranty in the form attached hereto as Exhibit A.

                  (d) Organization, Authorization and Incumbency. There shall be delivered to the Agent for the benefit of each Bank a certificate, dated as of the date hereof and signed by the Secretary or an Assistant Secretary of each Loan Party, certifying as appropriate as to:

                           (i)      all action taken by such Loan Party in
connection with this Amendment and the other Loan Documents;

                           (ii)     the names of the officer or officers
authorized to sign this Amendment and the other documents executed and delivered in connection herewith and described in this Section 3 and the true signatures of such officer or officers and specifying the officers authorized to act on behalf of each Loan Party for purposes of the Loan Documents and the true signatures of such officers, on which the Agent and each Bank may conclusively rely; and

                           (iii)    copies of its organizational documents,
including its certificate of incorporation and bylaws if it is a corporation, its certificate of partnership and partnership agreement if it is a partnership, and its certificate of organization and limited liability company operating agreement if it is a limited liability company, in each case as in effect on the date hereof, certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of each of the Loan Parties in each state where organized or qualified to do business; provided that each of the Loan Parties may, in lieu of delivering copies of the foregoing organizational documents and good standing certificates, certify that the organizational documents and good standing certificates previously delivered by the Loan Parties to the Agent remain in full force and effect and have not been modified, amended or rescinded.

                  (e) Consents and Approvals. To the extent any consent, approval, order, or authorization or registration, declaration, or filing with any governmental authority or other person or legal entity is required in connection with the valid execution and delivery of this Amendment or the carrying out or performance of any of the transactions required or

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contemplated by this Amendment, all such consents, approvals, orders or authorizations shall have been obtained or all such registrations, declarations, or filings shall have been accomplished prior to the consummation of this Amendment.

                  (f) Legal Details; Counterparts. All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Agent, the Agent shall have received from the Borrower and the Required Banks an executed original of this Amendment and the Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agent.

                  (g) Borrower's Investment Policy. The Borrower shall have delivered to the Agent and each Bank a true and complete copy of Borrower's Investment Policy (as such term is defined in Section 2 clause (b) above of this Amendment.

This Amendment shall become effective when it has been executed by the Loan Parties, the Agent and the Required Banks and each of the other conditions set forth in this Section 3 has been satisfied.

         4. Force and Effect. The Credit Agreement is amended hereby, and any reference to the Credit Agreement or other Loan Documents in any document, instrument, or agreement shall hereafter mean and include the Credit Agreement as amended hereby. No novation is intended or shall occur by or as a result of this Amendment. Borrower reconfirms, restates, and ratifies the Credit Agreement as amended hereby and each of the other Loan Documents. This Amendment is not intended to constitute, nor does it constitute, an interruption, suspension of continuity, satisfaction, discharge of prior duties, novation, or termination of the liens, security interests, indebtedness, loans, liabilities, expenses, or obligations under the Credit Agreement or the other Loan Documents. The Borrower and the Agent and each of the Banks acknowledges and agrees that the Collateral has continued to secure the indebtedness, loans, liabilities, expenses, and obligations under the Credit Agreement since the date of execution of each applicable Loan Document, and all liens and security interests in the Collateral which were granted pursuant to any of the Loan Documents shall remain in full force and effect from and after the date hereof.

         5. Governing Law. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

         6. Counterparts. This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                         [SIGNATURES BEGIN ON NEXT PAGE]

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        [SIGNATURE PAGE 1 OF 3 TO SEVENTH AMENDMENT TO CREDIT AGREEMENT]

         IN WITNESS WHEREOF and intending to be legally bound hereby, the parties hereto have executed this Amendment as of the date first above written.

ATTEST:                                   FREEMARKETS, INC.

______________________________________    By:_____________________________[Seal]
Name:_________________________________    Name:___________________________
Title:________________________________    Title:__________________________

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        [SIGNATURE PAGE 2 OF 3 TO SEVENTH AMENDMENT TO CREDIT AGREEMENT]

                                          PNC BANK, NATIONAL ASSOCIATION,
                                          individually and as Agent

                                          By:_________________________________
                                          Name:_______________________________
                                          Title:______________________________

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        [SIGNATURE PAGE 3 OF 3 TO SEVENTH AMENDMENT TO CREDIT AGREEMENT]

                                          SILICON VALLEY BANK,
                                          individually and as Syndication Agent

                                          By:_________________________________
                                          Name:_______________________________
                                          Title:______________________________

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                                    EXHIBIT A

                            CONFIRMATION OF GUARANTY

                              _______________, 2003

To:      FreeMarkets Investment Company, Inc. ("Guarantor")

         Reference is made to that certain Credit Agreement, dated as of November 3, 2000, as amended by a First Amendment thereto dated as of December 8, 2000, a Second Amendment thereto dated as of February 7, 2001, a Third Amendment thereto dated as of October 31, 2001, a Fourth Amendment dated as of October 10, 2002, a Fifth Amendment thereto dated as of December 26, 2002, a Sixth Amendment thereto dated as of February 28, 2003, and the Seventh Amendment (as defined below) (the "Credit Agreement"), by and among FreeMarkets, Inc., a Delaware corporation (the "Borrower"), the Banks from time to time party thereto (the "Banks"), Silicon Valley Bank, individually and in its capacity as Syndication Agent and PNC Bank, National Association, as administrative agent for the Banks ("Agent"). All terms used herein unless otherwise defined herein shall have the meanings as set forth in the Credit Agreement.

         The Borrower has requested that the Banks and the Agent enter into that certain Seventh Amendment to the Credit Agreement, dated as of the date hereof (the "Seventh Amendment"), a copy of which has been delivered to each Loan Party.

         This letter agreement will confirm that the Guarantor has read and understands the Seventh Amendment. In order to induce the Banks and the Agent to enter into that Seventh Amendment, the Guarantor hereby consents to the Seventh Amendment and all prior amendments described above and ratifies and confirms its respective obligations under each of the Loan Documents (including all exhibits and schedules thereto) to which it is a party by signing below as indicated, including without limitation each Guaranty Agreement and each Security Agreement to which it is a party. The Guarantor hereby acknowledges and agrees that nothing contained in any of the Loan Documents is intended to create, nor shall it constitute an interruption, suspension of continuity, satisfaction, discharge of prior duties, novation or termination of the liens, security interests, indebtedness, loans, liabilities, expenses or obligations of the Loan Parties under the Credit Agreement or any other Loan Document.

                                          Very truly yours,

                                          PNC BANK, NATIONAL ASSOCIATION,
                                          as Agent

                                          By:_________________________________

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                   [SIGNATURE PAGE TO CONFIRMATION OF GUARANTY
                            DATED ____________, 2003]

Intending to be legally bound
hereby, the undersigned has
accepted and agreed to the
foregoing as of the date and
year first above written.

GUARANTOR:

FREEMARKETS INVESTMENT COMPANY, INC.

By:_________________________________
Name:_______________________________
Title:______________________________